Senior Unsecured Bonds	6 Months Ended
Jun. 30, 2026
Debt Disclosure [Abstract]
Senior Unsecured Bonds
8. Senior Unsecured Bonds

On October 17, 2024, the Company issued an aggregate principal amount of $100 million of new Senior Unsecured Bonds in the Nordic bond market (the "October 2024 Bonds"). The net proceeds of the October 2024 Bonds were used to redeem in full all of our previously outstanding 2020 Bonds. The borrowing limit under the bond terms governing the October 2024 Bonds is $200 million.

On March 28, 2025, pursuant to an addendum (the “March 2025 Bond Tap Issue Addendum”), the Company completed an additional aggregate principal tap issue of $40 million in the Nordic bond market under the same bond terms governing its outstanding October 2024 Bonds and bearing the same coupon rate as the October 2024 Bonds (the “March 2025 Bond Tap Issue”). The March 2025 Bond Tap Issue matures in October 2029, in line with the October 2024 Bonds, and also bears a fixed coupon of 7.25% per annum payable semi-annually in arrears on April 30 and October 30. Settlement in respect of the March 2025 Bond Tap Issue occurred on April 4, 2025. Following the issuance of the October 2024 Bonds and the March 2025 Bond Tap Issue, a further $60 million remains available to be issued by the Company under the bond terms governing the October 2024 Bonds.

On September 3, 2025, the October 2024 Bonds (and the March 2025 Bond Tap Issue under the same bond terms) were listed on the Nordic ABM, which is operated and organized by Oslo Børs ASA and governed by Norwegian law.

The following table shows the breakdown of our Senior Unsecured Bonds and total deferred financing costs as of June 30, 2026, and December 31, 2025:

	December 31, 2025	June 30, 2026
	(in thousands)
October 2024 Bond issuance	$100,000	$100,000
March 2025 Bond Tap issuance	40,000	40,000
Less deferred financing costs	(1,817)	(1,578)
Total bonds, net of deferred financing costs	$138,183	$138,422